UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023 (May 25, 2023)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO 80241
(Address of principal executive offices)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Background

As previously disclosed by Ascent Solar Technologies, Inc. (the “Company”) in its Current Report on Form 8-K dated December 20, 2022, on December 19, 2022, the Company entered into a Securities Purchase Contract (the “Securities Purchase Contract”) with two institutional investors (each, an “Investor” and collectively, the “Investors”) for the issuance to the Investors of $12,500,000 in aggregate principal amount of Senior Secured Original Issue 10% Discount Convertible Advance Notes pursuant to a direct registered offering (the “Registered Advance Notes”) and $2,500,000 in aggregate principal amount of Senior Secured Original Issue 10% Discount Convertible Advance Notes in a concurrent private placement (the “Private Placement Advance Notes” and, together with the Registered Advance Notes, the “Advance Notes”).

As previously disclosed in its Current Reports on Form 8-K dated March 29, 2023 and April 13, 2023 the Company and each of the Investors have entered into a Waiver and Amendment Agreement (the “First Amendment”) relating to the Securities Purchase Contract and the Advance Notes. The First Amendment waived any event of default arising under Section 2.1 of the Advance Notes relating to the Company’s receipt of notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with the $1.00 Minimum Bid Price requirement set forth in Nasdaq Listing Rule 5550(a)(2) (the “$1.00 Minimum Bid Price Requirement”) for continued listing on The Nasdaq Capital Market (the “Nasdaq Bid Price Default”).

Pursuant to the First Amendment, the Company and each of the Investors agreed to waive the Nasdaq Bid Price Default and further agreed to the amend the Advance Notes to provide that (i) the new “Floor Price” for all purposes of the Advance Notes is $0.20 per share of the Company’s common stock, (ii) until the Company regains compliance with the $1.00 Minimum Bid Price Requirement, “Conversion Price” under the Advance Notes will mean the “Alternative Conversion Price” (as defined in the Advance Notes) and (iii) the Company agreed to make certain prepayments of the Advance Notes held by the Investors. The Company's failure to comply with the terms of the First Amendment would constitute an Event of Default under the Advance Notes.

Second Amendment

On May 25, 2023, the Company and each of the Investors entered into a Waiver and Amendment Agreement (the “Second Amendment”) relating to the Securities Purchase Contract and the Advance Notes.

The Second Amendment waives any default arising under Section 2.1 of the Advance Notes relating to the Company’s receipt of notice from the Listing Qualifications Department of Nasdaq indicating that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on Nasdaq to maintain a minimum of $2,500,000 in stockholders’ equity (the “Stockholders’ Equity Requirement”) for continued listing on Nasdaq (the “Nasdaq Equity Default”).

Pursuant to the Second Amendment, the Company and each of the Investors agreed to amend the Advance Notes to provide that the new “Floor Price” for all purposes of the Advance Notes is $0.13 per share of the Company’s common stock.

The Second Amendment also waives any default arising under the First Amendment for failure of the Company to make certain agreed prepayments of the Advance Notes held by the Investors as set forth in the First Amendment.

Pursuant to the Second Amendment, the Company and each of the Investors agreed to the amend the Advance Notes to provide that if the Company receives a Notice of Conversion at a time that the Conversion Price (or, as applicable, the Alternative Conversion Price) then in effect Price, without regard to the Floor Price (the “Applicable Conversion Price”), is less than the Floor Price then in effect, the Company shall issue a number of shares equal to the Conversion Amount divided by such Floor Price and, at its election (x) pay the economic difference between the Applicable Conversion Price and such Floor Price (the “Outstanding Conversion Amount”) in cash at such time or (y) pay the Outstanding Conversion Amount following the consummation of a reverse stock split by the Company (1) in cash or (2) by issuing to the Holder a number of shares of Common Stock with an aggregate value equal to the Outstanding Conversion Amount, with the value per share of Common Stock for purposes of such calculation equal to (i) if such shares are issued on or prior to August 23, 2023, the daily VWAP of the Common Stock on the Trading Day following the date of the consummation of such reverse stock split or (ii) if such shares are issued after August 23, 2023, 90% of the daily VWAP of the Common Stock on the Trading Day following the date of the consummation of such reverse stock split.

Pursuant to the Second Amendment, the Company and each of the Investors agreed to amend the schedule for the prepayments set forth in the First Amendment. After giving effect to the Second Amendment, the Company will make certain prepayments of the Advance Notes held by the Investors on the following dates and in the following aggregate cash amounts, at a price equal to 100% of the principal amount of the Advance Notes to be repaid plus accrued and unpaid interest thereon (if any).

Prepayment Date	Schedule A Holders Aggregate Prepayment Amount	Schedule B Holders Aggregate Prepayment Amount
April 3, 2023*	$333,333.33	—
April 13, 2023**	—	$333,333.33
August 16, 2023	$333,333.33	$333,333.33
September 17, 2023	$333,333.34	$333,333.34
Total	$1,000,000.00	$1,000,000.00

* Paid by the Company to the Schedule A Holders on April 3, 2023

** Paid by the Company to the Schedule B Holders on April 13, 2023

Pursuant to the Second Amendment, (i) the Company has agreed to use reasonable best efforts to complete a reverse stock split of its Common Stock within the next 60 days, (ii) the Company shall use its commercially reasonable efforts to, prior to August 16, 2023, conduct an equity or debt financing for the purpose of raising additional capital for the Company to be used for general corporate purposes, and (iii) from and after August 16, 2023, the Company shall maintain at least $2 million in cash.

The Company’s failure to comply with the terms of the Second Amendment would constitute an “Event of Default” under the Advance Notes.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 is incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	10.1	Waiver and Amendment Agreement, dated as of May 25, 2023
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

May 26, 2023	By:	/s/ Jin H. Jo
Name: Jin H. Jo
Title: Chief Financial Officer